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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                       December 17, 1998
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               (Date of earliest event reported)


                    Trans World Gaming Corp.
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     (Exact name of registrant as specified in its charter)


     Nevada                           0-25244                 13-3738518
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

One Penn Plaza, Suite 1503, New York, New York                  10119-0002
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(Address of principal executive offices)                         (Zip Code)


                         (212) 563-3355
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       (Registrant's telephone number, including area code)


                         Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

                          Page 1 of 4
                Exhibit Index appears on Page 3

                                  1
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ITEM 6.   Resignation of Registrant's Directors
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   On December 17, 1998, at a regular meeting of the Board of Directors,
Dominick J. Valenzano, the Chief Financial Officer of the Company, resigned from the Board. Mr. Valenzano's resignation was based on personal reasons and did not involve a disagreement with the Registrant on any matters relating to the Registrant's operations, policies or practices. The Board elected Mr.Geoffrey B. Baker to fill the vacancy resulting from Mr. Valenzano's resignation. Mr. Baker has been a principal of Baker & Donaldson, Washington, D.C., a private investment firm since 1983. Prior thereto, he was the Legislative Director for Senator Lowell Weicher, Jr. (R-Conn).

ITEM 5.  Other Events
         ------------

     On October 12, 1998, the Registrant issued a press release describing the election of its Chairman of the Board, Mr. Stanley Kohlenberg, to the position of Chief Executive Officer and the election of its current President and Chief Executive Officer, Mr. Andrew Tottenham, to the offices of President and Chief Operating Officer (See Exhibit 99).


ITEM 7.   Exhibits
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          Exhibit Number                Description
          --------------                -----------

          99                  Press release dated October 12, 1998




















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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRANS WORLD GAMING CORP.



Date December 21, 1998                  By:  /s/ Dominick J.  Valenzano
                                             ----------------------------
                                             Dominick J.  Valenzano
                                             Chief Financial Officer
                                  3
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                             EXHIBIT 99

               Press Release dated October 12, 1998
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